UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 29, 2009
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                       PROVIDENT FINANCIAL SERVICES, INC.
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             (Exact Name of Registrant as Specified in its Charter)

    Delaware                            001-31566              42-1547151
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(State or Other Jurisdiction)     (Commission File No.)      (I.R.S. Employer
    of Incorporation)                                        Identification No.)


830 Bergen Avenue, Jersey City, New Jersey                     07306-4599
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (201) 333-1000
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 5.02    Departure of Directors or Certain Officers;  Election of Directors;
             -------------------------------------------------------------------
             Appointment of Certain Officers; Compensatory Arrangements of
             -------------------------------------------------------------
             Certain Officers
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     As  previously  announced  by  Provident  Financial  Services,   Inc.  (the
"Company"), effective September 29, 2009 Linda A. Niro retired as Executive Vice President and Chief Financial Officer of the Company and The Provident Bank (the "Bank"). Also as previously announced, effective September 29, 2009, Thomas M. Lyons, Senior Vice President of the Company and Senior Vice President and Chief Accounting Officer of the Bank, assumed the title of Senior Vice President and Chief Financial Officer of the Company and the Bank.


Item 9.01.    Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired. Not applicable.

(b) Pro Forma Financial Information. Not applicable.

(c) Shell Company Transactions. Not applicable.

(d) Exhibits. None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         PROVIDENT FINANCIAL SERVICES, INC.


DATE:  September 30, 2009            By:  /s/ John F. Kuntz
                                         ------------------------
                                         John F. Kuntz
                                         General Counsel and Corporate Secretary